American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement AC Alternatives® Market Neutral Value Fund
Supplement dated November 2, 2018 ■ Summary Prospectus and Prospectus dated August 1, 2018

As of December 3, 2018, the fund will be open to all investors.
The following changes are effective December 3, 2018:
The first paragraph under Purchase and Sale of Fund Shares on page 5 of the summary prospectus and the prospectus is deleted.
The first four paragraphs under Additional Policies Affecting Your Investment on page 18 of the prospectus are deleted.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94595 1811